SCUDDER
                                                                     INVESTMENTS

Scudder Select 500 Fund

Scudder Select 1000 Growth
Fund

Supplement to Prospectus
Dated March 31, 1999

The distributor of Scudder Select 500 Fund and Scudder Select 1000 Growth Fund (each a "Fund" or collectively the "Funds"), Scudder Investor Services, Inc., is soliciting subscriptions for shares of the Funds during an initial offering period currently scheduled from March 31, 1999 to May 17, 1999, (the "Subscription Period"). The subscription price will be each Fund's initial net asset value of $12 per share. Orders to purchase shares of a Fund received during the Subscription Period will be accepted when the Funds commence operations. Checks accompanying orders must be received in good order during the Subscription Period and will be held uninvested until 4:00 p.m. on May 17, 1999.

March 31, 1999